STATEMENTS OF CASH FLOWS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Cash Flows from Operating Activities:
Net loss	$ (450)	$ (1,497)
Changes in operating assets and liabilities:
Accrued expenses	(1,497)	1,497
Net cash used in operating activities	(1,947)	0
Cash Flows from Financing Activities:
Payment of offering costs	(156,794)	(12,500)
Proceeds from sale of shares of common stock to initial shareholder	0	25,000
Proceeds from promissory note with related parties	150,000
Net cash (used in)/ provided by financing activities	(6,794)	12,500
Net Change in Cash	(8,741)	12,500
Cash - Beginning	12,500	0
Cash - Ending	3,759	12,500
Supplemental Disclosures of Non-Cash investing and financing activities:
Deferred offering costs included in accrued offering costs	$ 173,232	$ 96,753